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                                      PART 1: APPLICATION FOR PARAMOUNT VARIABLE LIFE INSURANCE TO:
                                THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (EQUITABLE)
                                     Home Office: 1290 Avenue of the Americas, New York, NY 10104
   ------------------------------------------------------------------------------------------------------------------------------

1. PROPOSED INSURED (Print Name as it is to appear on the policy)                                               Please print in ink.
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 A. Title:  |_| Mr.   |_| Mrs.  |_| Ms.    |_| Miss     |_| Other Title_________________

 B. NAME:            First                   Middle                       Last
                                                                                                              C. Sex  |_| M  |_| F
 _________________________________________________________________________________________________________________________________

 D. Date of Birth: ________________ E. Driver's Lic. No. & State __________________________________ F. Place of Birth: ___________

 G. Soc. Sec. No. _________ H. Previous/Other Name (If Applicable) __________ I. U.S. Citizen? |_| Yes |_| No If No, Country _____

 J. Residence/Care of:________________________________________________________________________________________ Years there? ______

    Current: ______________________________________________________________________________________________ #________________
                                                     No. & Street                                            Apt./Suite/Bldg.
             _____________________________________________________________________________________________________________________
                         City/Municipality                  County/Parish       State      Zip + 4 Code
    Previous:_____________________________________________________________________________________________________________________
     (If less than 2 years at current)              No. & Street                  City              State          Zip + 4 Code

 K. Tel.: (1) Day ________________________ (2) Evening _______________________  L. Currently employed? |_| Yes  |_| No |_| Retired

 M. Current Occupation(s): (1) Title: __________________________  (2) Duties: __________________________ (3) How long? ___________
    If less than 1 year at current occupation, give previous in Special Instructions.

 N  Employer Name: _______________________________________________________________________________________________________________

 O. Employer Address: ____________________________________________________________________________________________________________
                                           No. & Street                          City             State           Zip + 4 Code

 P. Juvenile Insurance (Ages 0-14): (1) Will there be more life insurance in effect on this child than any other child
    in the family?... |_| Yes  |_| No
    If "Yes", explain _______________________________________________________________________________________.
    Total Life Insurance in effect on Applicant: $_____________.
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2. POLICYOWNER
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 A. THE OWNER IS: (1) |_| Proposed Insured    (2) |_| Applicant
  (3) OTHER: (A) |_| Individual  (B) |_| Corporation  (C) |_| Partnership
             (D) |_|Trust Dated Mo. |_|_| Day |_|_| Yr.|_|_|_|_|  (E) |_| Qualified Plan

          Name of Person  First                                 Middle                                     Last
    (F)|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

        Name of firm or plan
       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

    (G) If an individual, indicate: |_| Mr. |_| Mrs. |_| Ms. |_| Miss |_| Other Title |_||_||_||_| (H) Relationship to Insured _____

 B. OWNER'S MAILING ADDRESS:  Same as --  |_| Current Residence (1.k.) or |_| Applicant's Residence (2.g.)
      Other:
    Care of: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

             |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|
                                        No. & Street                                                         Apt./Suite/Bldg.
             |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|   |_|_|   |_|_|_|_|_|-|_|_|_|_|
                    City/Municipality       County/Parish        State        Zip + 4 Code

 C. Answer if Policyowner is not Proposed Insured: (1) Soc. Sec. or Tax I.D. Number |_|_|_|_|_|_|_|_|_|_|_|

  (2) DATE OF BIRTH: |_| Same as 2.c. or Mo. |_|_|  Day |_|_|  Yr. |_|_|_|_|   (3)TEL.: |_|_|_| |_|_|_| |_|_|_|_|

 D. SUCCESSOR OWNER (if desired) Give full name __________________________________________ and Relationship to Insured: __________

 If the Owner or Successor  Owner is other than the Proposed  Insured,  and if all persons so  designated  die before the Proposed
 Insured,  the Owner will be the estate of the last such person to die,  except  where the Proposed  Insured is a child.  In cases where the Proposed  Insured is a child and the Applicant is to be the Owner or Successor  Owner and the Applicant dies before the insured child,  the child will be the Owner unless  otherwise  designated.  In such  designation,  include  Owner's full name and relationship to the child, and the Owner's social security or tax number.

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3. BENEFICIARY  FOR INSURANCE ON PROPOSED  INSURED.  Include Full Name,  Relationship  to Proposed  Insured and %. If more than one, indicate %. Total must equal 100%. If additional space is needed, please use Section 18.
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 A. Primary Beneficiary(ies): Name(s)     Relationship     %               Name(s)                  Relationship             %
 (1)__________________________________________________________          (2)_________________________________________________________
 (3)__________________________________________________________          (4)_________________________________________________________
 B.  Contingent Beneficiary(ies)
 (1)__________________________________________________________          (2)_________________________________________________________
 (3)__________________________________________________________          (4)_________________________________________________________

 NOTE: Unless otherwise  requested,  the contingent  beneficiary will be the surviving children of the Insured in equal shares. If none survive, payment will be made to the Insured's estate.

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     EV5-300 (3/02)                                                                                                              1
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4. PLAN DESCRIPTION AND PREMIUM PAYMENT METHOD
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 PLAN NAME_______________________________________.
 A. Base Policy Face Amount   $_______________________.                         G. |_| Salary Allotment (1) Unit Name ________.
 B. Integrated Term Rider (ITR) Amount $_________________.                         (2) Register Date ___/___/___.
 C. Target Face Amount (Base Policy Face Amount plus ITR Amount) $_____________.   (3) Unit/Sub Unit No. ____________________.
 D. Planned Periodic Payments  $ _______________________________________________.  (4) Blanket No. ____________________.
 E. Death Benefit Option: |_| Option A |_| Option B |_| OPTION C |_| OTHER ____    (5) Allottor's Name:____________ (6) Allottor's
 F. Premium Mode: |_| Annual |_| Semi-Annual |_| Quarterly |_| MONTHLY
    |_| System-Matic (Complete S-M form)                                        H.  Military Allotment: Branch_________.
                                  ____________                                      Register Date__/__/__.

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5. OPTIONAL BENEFIT
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 A. |_| Disability - Waiver Monthly Deductions*
 B. |_| Other _____________________________________________________

    TERM RIDERS
 C. |_| Integrated Term (ITR) Amount
 D. |_| Joint Survivorship Integrated Term

 *JUVENILE LIMITATIONS: If applied for, the Disability Waiver Benefits are effective only if the Child becomes totally disabled on or after the Child's 5th birthday.
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                                                                                                                                2.
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6. INITIAL ALLOCATIONS TO INVESTMENT OPTIONS*

                                              (WHOLE PERCENTAGES ONLY)
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                                           For Premiums       For Deductions
------------------------------------------------------------------------------
 Guaranteed Interest Account                        %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth*                  %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity*             %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value*                   %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth*              %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value*               %                    %
------------------------------------------------------------------------------
 AXA Premier VIP International Equity*              %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Technology*                        %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Health Care*                       %                    %
------------------------------------------------------------------------------
 AXA Premier VIP Core Bond*                         %                    %
------------------------------------------------------------------------------
 EQ/Alliance Common Stock                           %                    %
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 EQ/Alliance Growth and Income                      %                    %
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 EQ/Alliance High Yield                             %                    %
------------------------------------------------------------------------------
 EQ/Alliance Money Market                           %                    %
------------------------------------------------------------------------------
 EQ/Alliance Premier Growth                         %                    %
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 EQ/Alliance Quality Bond                           %                    %
------------------------------------------------------------------------------
 EQ/Balanced                                        %                    %
------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value                     %                    %
------------------------------------------------------------------------------
 EQ/Capital Guardian International*                 %                    %
------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity                    %                    %
------------------------------------------------------------------------------
 EQ/Equity 500 Index                                %                    %
------------------------------------------------------------------------------
 EQ/FI Mid Cap                                      %                    %
------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value                          %                    %
------------------------------------------------------------------------------
 EQ/International Equity Index*                     %                    %
------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth                          %                    %
------------------------------------------------------------------------------
 EQ/J.P.Morgan Core Bond*                           %                    %
------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies                   %                    %
------------------------------------------------------------------------------
 EQ/MFS Investors Trust                             %                    %
------------------------------------------------------------------------------


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 EQ/Putnam International Equity*                    %                    %
------------------------------------------------------------------------------
 EQ/Small Company Index*                            %                    %
------------------------------------------------------------------------------
   TOTAL                                         100%                 100%
------------------------------------------------------------------------------

Your Policy Account will be allocated according to these percentages on the first business day 20 days after the date of issue of your policy. Before that time, all Policy Account allocations (except to Guaranteed Interest) will be to the Money Market Division. Consult the prospectus for investment option information.

* Available on or about May 1, 2002.

EV5-300 (3/02)                                                                 3

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 7. SUITABILITY

 A. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received:

    (1) a prospectus for policy(ies) applied for?.................................................................. |_| Yes |_| No
        Date of prospectus ___/___/___. Date of any supplement(s) ___/___/___; ___/___/___; ___/___/___.

    (2) a prospectus for the designated investment company(ies)?................................................... |_| Yes |_| No
        Date of prospectus ___/___/___. Date of any supplement(s) ___/___/___; ___/___/___; ___/___/___.

 B.  Do you  understand  that (i) policy values  reflect  certain  deductions  and charges and may increase or decrease depending on credited interest for Guaranteed Interest Division and/or the investment experience of Separate Account Divisions and (ii) the cash value may be subject to a surrender charge, if any, upon
     policy surrender, lapse or face amount reduction? ............................................................ |_| Yes |_| No

 C.  With this in mind, is (are) the policy(ies) in accord with your insurance and long-term investment objectives
     and anticipated financial needs? ............................................................................. |_| Yes |_| No
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 8. FINANCIAL INFORMATION
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 A. PROVIDE INCOME FOR THE PROPOSED INSURED OR APPLICANT. IF JUVENILE INSURANCE (AGES 0-14), PROVIDE INCOME FOR APPLICANT.

    i.  Gross Annual Compensation (Salary, Commissions, Bonuses, etc):           $___________________
                                                                                 (Current Rate)

    ii. Other Income (Dividends, Interest, Net Real Estate, etc.)                $___________________
                                                                                 (Past 12 months)

    Total Income before Taxes                                                    $________________

    iii. Net Personal Worth:
                           Current New Worth   $_________________

 B. PROVIDE INCOME IF BUSINESS WILL OWN THE INSURANCE.

        ____________________________________________________________________________
                                          CURRENT YEAR          PREVIOUS FULL YEAR
        TOTAL BUSINESS ASSETS:          $__________________   $____________________
        TOTAL LIABILITIES:              $__________________   $____________________
        TOTAL BUSINESS NET WORTH:       $__________________   $____________________
        ____________________________________________________________________________

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9. GUARANTEED ISSUE (ANSWER 9. IF GUARANTEED ISSUE IS BEING APPLIED FOR, THEN SKIP 10. THROUGH 18. AND COMPLETE 19. (IF APPLICABLE).
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A.  Was the Proposed Insured actively at work at least 30 hours per week at his or her customary place of
    employment for at least 30 days (excluding vacations) prior to the date of this application?.................... |_| Yes |_| No

B.  Is the Proposed Insured actively at work on the date of this application? (If "No" to a. or b.
    give full details in 18.)....................................................................................... |_| Yes |_| No

C.  Will any existing insurance or annuity be replaced or changed (or has it been) assuming the insurance applied
    for will be issued?............................................................................................. |_| Yes |_| No

D.  Has the proposed insured:
        (i)  Ever Smoked Cigarettes?................................................................................ |_| Yes |_| No
        (ii) Ever used any other form of tobacco?................................................................... |_| Yes |_| No
             If Yes, give type of tobacco used____________________ and date of last use ____/______/_______).
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OTHER INFORMATION  For any "Yes" response, provide full details.
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HAS THE PROPOSED INSURED:

 10. A. Ever had a driver's license suspended or revoked, or within the last 10 years been convicted of reckless
        or negligent driving or driving under the influence of alcohol or drugs? ................................... |_| Yes |_| No
        (If "Yes," include dates, types of violation, and reason for suspension or revocation.)
     B. Any plans to travel or reside outside the United States? ................................................... |_| Yes |_| No
     C. Any other life insurance now in effect or application now pending? ......................................... |_| Yes |_| No
        (Give companies and amounts and policy numbers.)

        I. INSURANCE IN FORCE (ALL COMPANIES)                         II. INSURANCE APPLIED FOR (ALL COMPANIES)
           PURPOSE     FACE AMOUNT          COMPANY & POLICY #                 FACE AMOUNT        COMPANY & POLICY #
        PERSONAL       $____________        __________________                $____________        __________________
        BUSINESS       $____________        __________________                $____________        __________________
        TOTAL IN FORCE $____________        __________________                $____________        __________________

                                   Amount applied for elsewhere is |_| competitive |_| additional.


EV5-300 (3/02)                                                                                                                   4.

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     D. Been disabled for 2 or more weeks within the last 2 years? ................................................. |_| Yes |_| No

 11. A. In the last year flown other than as a passenger or plan to do so? ......................................... |_| Yes |_| No
        If "Yes," enter total flying time at present ___ hours; last 12 mos. ___ hours; next 12 mos. ___ est. hours.
        (Complete Aviation Supplement for crop dusting; pilot instruction; or commercial,  competitive,  helicopter, military, stunt or test flying.)
     B. Engaged within the last year or any plan to engage in motor racing on land or water, underwater diving, skydiving, ballooning, hang gliding, parachuting or flying ultra-light aircraft? (If "Yes," complete
        Avocation Supplement.) ..................................................................................... |_| Yes |_| No
     C. Ever had an application for life or health insurance that was declined, required an extra premium or other
        modification? .............................................................................................. |_| Yes |_| No
        (If "Yes," state companies and provide full details.)
     D. Replaced or changed any existing insurance or annuity (or any plan to do so) assuming the insurance applied
        for will be issued?......................................................................................... |_| Yes |_| No
        (If "Yes," state companies, plans and amounts.)

ANSWER QUESTIONS 12-17 ONLY IF NON-MEDICAL

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 12. A. Proposed Insured: Height _____ Ft. _____ In.; Weight _____ lbs.

     B. Proposed Insured Attending Physician Information: ________________________________________________________________________
                                                           Physician's Name (If no physician, so state)         Address, Tel. #

     C. Date and reason  last consulted if within the last 5 years:_______________________________________________________________

     D. What treatment was given or recommended? (If none, so state)______________________________________________________________

HAS THE PROPOSED INSURED:

 13. A. Ever had or been treated for heart trouble, stroke, high blood pressure, chest pain, diabetes, tumor,
        cancer, respiratory or neurological disorder? .............................................................. |_| Yes |_| No
     B. In the last 5 years, consulted a physician, or been examined or treated at a hospital or other
        medical facility? .......................................................................................... |_| Yes |_| No
        (Include medical checkups in the last 2 years. Do not include colds, minor injuries or normal pregnancy.)

 14. A. Ever Smoked cigarettes? .................................................................................... |_| Yes |_| No
     B. Ever used any other form of tobacco? ....................................................................... |_| Yes |_| No
                If Yes, give type of tobacco used _______________________ and date of last use ____/______/_______).

 15. In the last 10 years:
     A. Used, except as legally prescribed by a physician, tranquilizers, barbiturates or other sedatives; marijuana, cocaine, hallucinogens or other mood-altering drugs; heroin, methadone or other narcotics; amphetamines
        or other stimulants; or any other illegal or controlled substances? ........................................ |_| Yes |_| No
     B. Received counseling or treatment regarding the use of alcohol or drugs including attendance at meetings or
        membership in any self-help group or program such as Alcoholics Anonymous or Narcotics Anonymous? .......... |_| Yes |_| No

 16. In the last 10 years, been:
     A. Diagnosed by a member of the medical profession as having Acquired Immune Deficiency Syndrome (AIDS)
        or AIDS-Related Complex (ARC)? ............................................................................. |_| Yes |_| No
     B. Treated by a member of the medical profession for AIDS or ARC? ............................................. |_| Yes |_| No

------------------------------------- ----------- -------------------------------------------------------------------- ------------
 17. Family History                    Age if      Cause of Death                                                       Age at
                                       Living                                                                           Death
------------------------------------- ----------- -------------------------------------------------------------------- ------------
 Father
------------------------------------- ----------- -------------------------------------------------------------------- ------------
 Mother
------------------------------------- ----------- -------------------------------------------------------------------- ------------
 Sibling
------------------------------------- ----------- -------------------------------------------------------------------- ------------

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EV5-300(3/02)                                                                                                                      5

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18. DETAILS/SPECIAL INSTRUCTIONS/ADDITIONAL INFORMATION FOR EACH "YES" ANSWER GIVE QUESTION NUMBER AND FULL DETAILS. FOR 11-14
INCLUDE CONDITIONS, DATES, DURATIONS, TREATMENT AND RESULTS, AND NAMES AND ADDRESSES OF PHYSICIANS AND MEDICAL FACILITIES.

  QUES. NO.     NAME OF PERSON                    DETAILS (Attach additional sheets if more space needed)
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19. COMPLETE IF MONEY IS PAID OR AN APPROVED PAYMENT AUTHORIZATION IS SIGNED BEFORE THE POLICY IS DELIVERED:

Have the undersigned  read and do they agree to the conditions of Equitable's  Temporary  Insurance  Agreement,  including:  (i) the requirement  that all of the  conditions in that  Agreement must be met before any temporary  insurance  takes effect,  and (ii) the
$1,000,000  insurance  amount  limitation?  |_| Yes  |_| No (If "No," or if the Proposed  Insured has been  diagnosed or treated for
Acquired Immune Deficiency  Syndrome (AIDS) or AIDS-Related  Complex (ARC) by a member of the medical  profession within the last 10 years or  had  cancer, a  stroke, or a  heart  attack  within the last year, a premium  may  not  be  paid nor  an  approved payment authorization signed before the policy is delivered.)

|_| AMOUNT PAID: $________________ (Draw checks to the order of Equitable.)       |_| APPROVED PAYMENT AUTHORIZATION SIGNED.

20. SOCIAL SECURITY OR TAX I.D. NUMBER CERTIFICATION. I, the proposed policyowner, by my signature below, certify under penalties of perjury that (i) the number shown in question 3.c.(1) or 1.g. of this form is my correct taxpayer identification number, and (ii) I
|_| am   |_| am not   subject to a backup  withholding  order issued by the Internal Revenue Service.  I understand that failure to furnish the correct information may subject me to Federal backup withholding.

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AGREEMENT.  Each signer of this application agrees that:

(1). The statements and answers in all parts of this application are true and complete to the best of my (our) knowledge and belief.
     Equitable may rely on them in acting on this application.

(2). Equitable's  Temporary Insurance Agreement states the conditions that must be met before any insurance takes effect if money is paid or an approved payment authorization is signed, before the policy is delivered.  Temporary Insurance is not provided for a policy or benefit applied for under the terms of a guaranteed insurability option or a conversion privilege.

(3). Except as stated in the Temporary Insurance Agreement,  no insurance shall take effect on this application:  (a) until a policy is delivered and the full initial premium for it is paid, or an approved payment  authorization is signed,  while the person(s)
     proposed for insurance is (are) living; (b) before any Register Date specified in this application;  and (c) unless to the best of my (our) knowledge and belief the statements and answers in all parts of this application  continue to be true and complete, without material change, as of the time such premium is paid or an approved payment authorization is signed.

(4). No financial professional or medical examiner has authority to modify this Agreement or the Temporary Insurance Agreement,  nor to waive any of Equitable's  rights or  requirements.  Equitable shall not be bound by any  information  unless it is stated in
     Application Part 1 or Part 2.

(5). POLICY VALUES  INCREASE OR DECREASE  DEPENDING ON CREDITED  INTEREST FOR THE  GUARANTEED  INTEREST  ACCOUNT  AND/OR  INVESTMENT
     EXPERIENCE OF THE SEPARATE ACCOUNT AND REFLECT CERTAIN DEDUCTIONS AND CHARGES. THE DEATH BENEFIT MAY BE FIXED OR VARIABLE UNDER
     SPECIFIED CONDITIONS, AS DESCRIBED IN THE POLICY.

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       Illustrations of benefits, including death benefits, policy values and cash surrender values, are available on request.
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EV5-300 (3/02)
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FRAUD WARNING NOTICE

Arkansas/Kentucky/New Mexico/Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false  information or conceals for the purpose of misleading,  information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Colorado: It is unlawful to knowingly provide false, incomplete,  or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company.  Penalties may include  imprisonment,  fines,  denial of insurance,  and civil damages.  Any insurance company or agent of an insurance company who knowingly provides false,  incomplete or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance  proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

Florida:  Any person who  knowingly  and with  intent to injure,  defraud  or deceive an insurer  files a  statement  of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

Maine/D.C./Louisiana/Oregon/Tennessee:  It is a crime to  knowingly  provide  false,  incomplete  or  misleading  information  to an insurance  company for the purpose of defrauding  the company.  Penalties may include  imprisonment,  fines or a denial of insurance benefits.

New Jersey:  Any person who includes any false or misleading  information  on an application  for an insurance  policy is subject to criminal and civil penalties.

Texas: Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

Ohio: Any person who, with intent to defraud or knowing that he is  facilitating  a fraud against an insurer,  submits an enrollment form or files a claim containing a false or deceptive  statement is guilty of insurance fraud.

All other  states (except  New York  and Virginia)*  where  fraud  warnings  apply:  Any  person  who  knowingly and with intent  to defraud any  insurance  company  files  an  application or  statement  of  claim containing  any  materially  false,  misleading  or incomplete  information is guilty of a crime which may be punishable under state or Federal law.

ACKNOWLEDGEMENT

UNDERWRITING  PRACTICES.  I (we) have received a statement of the  underwriting  practices of Equitable  which describes how and why
Equitable  obtains  information on my insurability,  to whom such information may be reported and how I may obtain it. The statement also contains the notice required by the Fair Credit Reporting Act.

AUTHORIZATIONS.

TO OBTAIN MEDICAL INFORMATION. I (we) authorize any physician,  hospital, medical practitioner or other facility, insurance company, and the Medical Information Bureau to release to Equitable and its legal  representative any and all information they may have about any diagnosis, treatment and prognosis regarding my physical or mental condition.

TO OBTAIN NON-MEDICAL  INFORMATION.  I (we) authorize any employer,  business  associate,  government unit,  financial  institution,
Consumer Reporting Agency, and the Medical  Information Bureau to release to Equitable and its legal  representative any information they may have about my  occupation,  avocations,  finances,  driving  record,  character and general  reputation.  I (we)  authorize
Equitable to obtain investigative consumer reports, as appropriate.

TO USE AND DISCLOSE  INFORMATION.  I (we) understand that the information that I (we) authorize  Equitable to obtain will be used by
Equitable to help determine my insurability or my eligibility for benefits under an existing policy.  I (we) authorize  Equitable to release information about my insurability to its reinsurers, contractors and affiliates, my (our) Financial Professional, and to the
Medical  Information  Bureau,  all as  described in the  statement  of  Equitable's  underwriting  practices or to other  persons or businesses  performing business or legal services in connection with my application or claim of eligibility for benefits,  or as may be otherwise  lawfully  required,  or as I (we) may further  authorize.  I (we)  understand  that I (we) have the right to learn the contents of any report of information (generally, through my physician, in the case of medical information).

COPY OF AUTHORIZATIONS.  I (we) have a right to ask for and receive a true copy of this Acknowledgement and Authorizations signed by me (us). I (we) agree that a reproduced copy will be as valid as the original.

DURATION. I (we) agree that these authorizations will be valid for 30 months from the date shown below.



Dated at City ___________________________________________       X_______________________________________________________________
                                                                 Signature of Proposed Insured or of Applicant if Proposed
                                                                 Insured is a Child, Issue Ages 0-14.)
State ___________________________________________________
                                                                X_______________________________________________________________
                                                                 Signature of  Owner if not Proposed Insured or Applicant.
On ______________________________________  ______________        (If a corporation, show firm's name and signature of
                                                                 authorized officer.)

-------------------------------------------------------------------
  Signature of Financial Professional (Registered Representative)
-------------------------------------------------------------------

EV5-300 (3/02)                                                                                                                     7
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                     REPRESENTATIVE  REPORT  (Please  print in black  ink.)  SUBMIT  CURRENT  VERSION  OF FORM  180-300 IF REQUIRED.

1. PURCHASE/PREMIUM PAYER
   A.  Check one or more: |_| Insured |_| Owner |_| Relative of Insured |_| Applicant (for child) |_| Business |_| Trust
       |_| Business Assoc. |_| Split Dollar/Bus |_| (Other)________________________________________________________________________

   B.  If the Purchaser is a Corporation or Partnership, state names of officers or partners and amounts on their lives owned by the
       Purchaser:

   Name:                           Amount of Insurance             Name:                        Amount of Insurance
   1)_____________________________ $_____________________________  3)__________________________ $___________________________________
   2)_____________________________ $_____________________________  4)__________________________ $___________________________________

2. GENERAL
   A.  (1) How long have you known the Prop. Insured? _______. (2) Your relationship to the Prop. Insured, if any __________________
   B.  If Prop. Insured is a Child (issue ages 0-14), when did you last see Child? _________________________________________________

3. REFERENCES:
   ATTORNEY:

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME                                  BUSINESS ADDRESS                                                          TELEPHONE NO.
   ACCOUNTANT:

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME                                  BUSINESS ADDRESS                                                          TELEPHONE NO.

   BANKS:

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME                                  BRANCH                                                                    TITLE OF ACCOUNT

   OTHER BUSINESS REFERENCE(S) WHO HAS(HAVE) KNOWN APPLICANT SEVERAL YEARS:

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME                                  BUSINESS ADDRESS                                                          TELEPHONE NO.

   ---------------------------------------------------------------------------------------------------------------------------------
   NAME                                  BUSINESS ADDRESS                                                          TELEPHONE NO.

4. PREVIOUS BUSINESS ADDRESS (TO BE COMPLETED ONLY IF APPLICANT HAS BEEN AT PRESENT BUSINESS ADDRESS FOR LESS THAN TWO YEARS.)
   BUSINESS:

   ---------------------------------------------------------------------------------------------------------------------------------
   COMPANY NAME                          STREET ADDRESS                CITY                      STATE    COUNTY           ZIP CODE

   HAVE BANKERS, ATTORNEY AND ACCOUNTANT BEEN AUTHORIZED TO RELEASE INFORMATION?     |_| YES             |_| NO
   (IF NO, EXPLAIN IN SECTION A., ITEM NO. 3.)

5. COMPLIANCE INFORMATION  THESE QUESTIONS MUST BE COMPLETED WITH RESPECT TO THE OWNER.
   A.  Is the Owner a member of the National Association of Securities Dealers, Inc. (NASD)?    |_|  No     |_|  Yes
   B.  PERSONAL INCOME __________________ FAMILY INCOME   __________________ NET INCOME (last fiscal quarter)_______________________
       Enter Personal Income AND Family Income if Personal Insurance OR Net Income if Business Insurance
   C.  LIQUID NET WORTH ________________ TOTAL NET WORTH _______________     NET WORTH (last fiscal quarter) _______________________
       Enter Liquid Net Worth AND Total Net Worth if Personal Insurance OR Net Worth Last Fiscal Quarter if Business Insurance
   D.  Has client purchased a Financial Plan from AXA Advisors, LLC?    |_| No       |_|  Yes     Plan # ___________________________

CHECK PERSONAL OR BUSINESS AND COMPLETE THAT SECTION ONLY.
   E. |_| PERSONAL INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

   (1) OCCUPATION  |_| Professional/Technical  |_| Doctor (MD, DD, DC, DPM, Psychiatrist, Prac Psychologist)  |_| Dentist |_| Lawyer
       |_| Accountant |_| Engineer |_| Architect |_| Teacher (Elem - HS)  |_| Teacher (College) |_| Health Care Worker  |_| Top Mgmt
       |_| Mid Mgmt   |_| Bus. Owner/Partner     |_| (Other) _______________________________________________________________________
   (2) INVESTMENT OBJECTIVE |_| Safety of Principal    |_| Income    |_|  Growth        |_|   Aggressive Growth |_| Income & Growth
   (3) RISK TOLERANCE       |_| Aggressive             |_| Moderate  |_|  Conservative
   (4) MARITAL STATUS       |_| Married                |_| Single    |_|  Separated     |_|  Divorced           |_| Widowed
   (5) NO. OF DEPENDENTS _____________________    (6)TAX BRACKET _______________________
   (7) PURPOSE OF INSURANCE   |_| Estate Planning  |_| Family Protection |_| Charitable   |_| Children's Educ. |_| Retirement Income
       |_| Savings/Investment |_| Parent Care Fund |_| Disability Income |_| Medical Expenses |_| Mortgage Protection
       |_| Pension Maximization |_| (Other) ________________________________________________________________________________________
   (8) ASSETS/INVESTMENTS    |_| Cash $_________________________  |_| CDs $______________________  |_| Bonds $______________________
       |_| Annuities $____________________________    |_|  Mutual Funds $______________________  |_| Stocks $_______________________

       |_| (Other) _________________________________________________________________________________________________________________

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    F. |_| BUSINESS INSURANCE
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   (1) Persons authorized to transact business on behalf of Owner:
   (2) Name: __________________________________________________ Title: _____________________________________________________________
   (3) Name: __________________________________________________ Title: _____________________________________________________________
   (4) Name: __________________________________________________ Title: _____________________________________________________________
   (5) Total Assets (as of last fiscal quarter): $________________
   (6) PURPOSE  |_| Key Person   |_| Buy out Funding   |_| Deferred Comp.   |_|  Salary Continuation   |_| Executive Bonus
       |_| Overhead Expense  |_| Qualified Retirement Plan  |_| Investment/Savings  |_| 401(k) Plan    |_| 125 Cafeteria Plan
       |_| Group Life Carve Out  |_| (Other) _______________________________________________________________________________________
   (7) TYPE OF BUSINESS  |_| Manufacturing   |_| Wholesale     |_|  Transportation  |_| Agriculture   |_| Construction  |_| Service
       |_| Professional Service  |_| Mining  |_| Retail        |_|  Financial, Real Estate       |_|  Insurance
       |_| (Other) _________________________________________________________________________________________________________________
   (8) NO. OF EMPLOYEES  |_| one       |_|  2-9        |_| 10-24      |_|  25-49      |_|  50-99       |_| 100-499       |_| 500+

------------------------------------------------------------------------------------------------------------------------------------

6. MARKETING INFORMATION -- SOURCE |_| Client (Incl. Family) |_| Orphan |_| Cold Canvass |_| Trade Shows |_| Direct Mail/Advertising
   |_| Referred Lead  |_| Personal Contact |_| Friend/Neighbor  |_| Access Account |_|  Seminar  |_| Telemarketing  |_| Stockholder
   |_| Internet |_| Administrative Mailing |_| Service Center Contact/Referral |_| Third Party Endorsement
   |_| Dual Professional Program   |_| (Other) _____________________________________________________________________________________


7. BASIS OF AMOUNT APPLIED FOR:
   A.  WHO DETERMINED AMOUNT?
       |_| PROPOSED INSURED  |_| ACCOUNTANT   |_| ATTORNEY  |_| FINANCIAL PROFESSIONAL  |_| OTHER (SPECIFY)
   B.  HOW WAS THE AMOUNT
       DETERMINED?_______________________________________________________________________________________________
                   _______________________________________________________________________________________________
   C.  HAVE BANKERS, ATTORNEY AND ACCOUNTANT BEEN AUTHORIZED TO RELEASE INFORMATION?       |_|  YES    |_|  NO
       (IF NO, EXPLAIN)____________________________________________________________________________________________


8. REMARKS/OTHER PERTINENT INFORMATION:              |_|   Concurrent Application    |_|    INTERNATIONAL UNDERWRITING Program
   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

9.
------------------------------------------------------------------------------------------------------------------------------------
 Financial Professional(s) Name(s)        Financial
                                     Professional Number     %             4*                     5**
------------------------------------ -------------------- -------- -------------------- ------------------------

------------------------------------ -------------------- -------- -------------------- ------------------------

------------------------------------ -------------------- -------- -------------------- ------------------------

------------------------------------ -------------------- -------- -------------------- ------------------------

------------------------------------ -------------------- -------- -------------------- ------------------------

------------------------------------ -------------------- -------- -------------------- ------------------------

----------------------------------------------------------------------------------------------------------------


OFFICE USE
----------
NOC REC'D DATE: ______________ APP/POL# _____________________
* DO NOT PREPAY OR ANNUALIZE COMMISSIONS
**PREPAY OR ANNUALIZE COMMISSIONS

------------------------------------------------------------------------------------------------------------------------------------

10. Will any existing insurance be replaced or changed (or has it been) assuming the insurance applied for will be
issued?   |_| No   |_| Yes

11. I certify that I have asked and recorded completely and accurately the answers to all questions on the application Part 1, and know of nothing affecting the risk that has not been recorded herein.

12. |_|  I HAVE witnessed the signatures required on Part 1.
    |_|  I HAVE NOT witnessed the signatures required on Part 1.
    (Explain in Remarks)


     Registered
     Representative's
     Signature _______________________________________________         Date _______________________________


------------------------------------------------------------------------------------------------------------------------------------





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                                                                             FINANCIAL PROFESSIONAL: PLEASE GIVE TO PROPOSED INSURED
                                                                 ===================================================================
                                                                    YOUR INSURANCE APPLICATION & HOW IT IS HANDLED AT THE EQUITABLE
                                                                 ===================================================================




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UNDERWRITING PRACTICES

UNDERWRITING.  Our evaluation of your  application  begins with the medical  history you furnish.  Since we rely on the accuracy and completeness of your answers, we may verify them both before and after a policy is issued.

SOURCES OF INFORMATION. We may request additional information from physicians, hospitals, other medical professionals or health care institutions,  the Medical  Information  Bureau,  other  insurers to which you have applied,  your  employer,  business  associates, financial institutions, governmental units, consumer reporting agencies or the Financial Professionals.

Your  signature on the  Acknowledgement  and  Authorization  Form permits us to make these  inquiries.  They may be made by personal interview,  by telephone or in writing. We do not ask other insurers for their underwriting  decision on your application.  You have the right to know (usually through a physician you name) what information we have concerning you, and if it is incorrect, to have it corrected. If you want more information about this, contact your Financial Professional. If we request information about you from an insurance support organization,  they may also furnish this information to others authorized by you. In this connection, the federal and various state Fair Credit Reporting Acts require that you be given this notice:

      To help establish eligibility for insurance,  an investigative consumer report (including  information on finances,  character and general reputation) may be requested. It would be based on interviews with your employer,  business associates,  financial institutions, governmental units, and references you name. You may also ask to be interviewed yourself.

      You may write to us for more complete details on consumer  reports.  You also have the right to know whether a consumer report was made,  the name and address of the agency  which made it, and to obtain a copy of the report  from them.  You can obtain a summary of all your rights under the Fair Credit Reporting Act from the Consumer Reporting agency.

REPORT OF ADVERSE DECISION.  If an adverse  underwriting  decision is made on your  application,  you will be notified and given the reason for this as well as  instructions  for  obtaining  further  details.  If you believe  this  decision  was based on  erroneous information, you should contact your Financial Professional.

RELEASE OF INFORMATION. The information we obtain concerning you is treated as confidential and will only be released as follows:

1)   To the Equitable employees whose jobs require access to it.

2)   To your personal physician, if you request this in writing and furnish the doctor's full name and address.

3)   To another  insurer  if you apply for life or health coverage or submit a claim,  provided you authorize  them to obtain  this information.

4)   To our reinsurers, contractors or affiliates, if necessary to process your application.

5)   To the Medical Information Bureau, if we consider it significant for underwriting.

6)   To your Financial Professional, to the extent needed to service your application and policy.

WHERE TO WRITE TO US.  Your  Financial  Professional  will be pleased  to give you the  address of our office to which you can write concerning any of the matters discussed above.

MEDICAL INFORMATION BUREAU (MIB)

The MIB is a non-profit organization of life insurance companies.  Its members exchange information in order to protect the majority of  applicants  from the few who might not  disclose  significant  facts in applying for  coverage.  Member  companies  report to it information of underwriting  significance as authorized by applicants and policy holders.  This  information is, in turn,  available only to other member companies when appropriately authorized to secure it.

While the MIB may help us identify areas about which we need additional information for our underwriting  evaluation,  we do not use
MIB reports as the basis for our underwriting decisions.

Upon request, the MIB will arrange for disclosure to you of any information it may have concerning you. If you question the accuracy of this  information,  you may request a correction  according to the federal Fair Credit Reporting Act. You may contact MIB at Post
Office Box 105, Essex Station, Boston, MA 02112. Telephone: (617) 426-3660.

------------------------------------------------------------------------------------------------------------------------------------

                                        PLEASE READ THIS INFORMATION--IT IS FOR YOUR BENEFIT




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                                                    TEMPORARY INSURANCE AGREEMENT
              The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, NY 10104

(In this Agreement, "we," "our" and "us" mean The Equitable Life Assurance Society of the United States.)

We will pay an insurance  benefit to the  beneficiary  named in the  application if a Person  Proposed for Insurance dies while this
Agreement is in effect. For joint  survivorship life policies,  the insurance benefit is payable upon the death of the second of the
Proposed  Insured  Persons to die,  unless a rider is applied for which  provides an insurance  benefit to be paid upon the death of either Proposed Insured Person. Any coverage provided under this Agreement is temporary and is subject to the Conditions to Coverage stated below. The Temporary  Insurance will be in the amount applied for (subject to the Amount  Limitation below) and in accordance with the terms of the policy we would issue.

Conditions to Coverage: All of the following conditions must be met before any Temporary Insurance takes effect:

(1)  A completed and properly signed application Part 1 and, if required by our published  underwriting  rules, Part 2 must be given to us; and

(2)  The amount paid in  consideration  for this  agreement  must be enough to provide at least one month's  coverage  for the death benefit and for any benefits provided by riders; or a properly signed approved payment authorization must be submitted; and

(3)  To the best of the  knowledge  and belief of those  signing the  application,  the  statements  and answers in all parts of the application were true and complete when made and continue to be true and complete, without material change, when the premium is paid or the approved payment authorization is properly completed and signed; and

(4)  No Person Proposed for Insurance has been diagnosed or treated for Acquired Immune  Deficiency  Syndrome (AIDS) or AIDS-Related
     Complex (ARC) by a member of the medical  profession within the last 10 years or had cancer, a stroke, or a heart attack within the last year.

When Temporary  Insurance  Begins:  If all of these conditions are met, then Temporary  Insurance shall take effect on the life of a
Person Proposed for Insurance on the later of: (a) the date money is paid or the approved payment authorization is signed; or (b) if an  application  Part 2 is  initially  required  as to that  person by our  published  underwriting  rules,  the date that Part 2 is completed.

If a Person  Proposed for  Insurance dies  as a result of accidental bodily  injury, directly and independently of all other causes, before a  required  application Part 2 for that person is  completed,  then  the  Temporary Insurance will  be in  effect  unless it terminated earlier.

Amount Limitation: The amount of insurance   in   effect on  the  life  of  any  Person  Proposed for Insurance under all Temporary
Insurance Agreements issued by The Equitable Life Assurance  Society of the United States, or its other subsidiaries or affiliates, shall not exceed $1,000,000 in total.

When Temporary  Insurance  Ends:  Insurance  under this  Agreement will end upon the earliest of the following:

(1) When we issue a policy as applied for and the full initial  premium for it is paid; or
(2) Thirty days after we issue a policy other than as applied for or, if sooner, when that policy is either accepted or refused; or
(3) Five days after we mail a notice declining the application and enclosing a refund of any premium paid; or
(4) The 90th day after the date of Part 1 of the application.

Coverage  Not  Provided:  No coverage  is provided  under this  Agreement  for a policy or benefit  applied for under the terms of a guaranteed  insurability option or a conversion privilege.

No disability waiver of monthly deductions benefit is provided under this agreement.

------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------         --------------------------------------------------------------------
   IMPORTANT:   No   Temporary   Insurance    shall
                take effect except as stated in the             Received from _____________________________________________
                Temporary   Insurance    Agreement.
                                                                |_| a signed approved payment authorization, or

                                                                |_| $ for proposed insurance on the life of each Person Proposed for
EV5-300(3/02)                                                   Insurance in accordance with an application to The Equitable Life
                                                                Assurance Society of the United States (Equitable).
-------------------------------------------------------
                                                                Dated at _____________________ on ____________________________
     THIS RECEIPT MUST NOT BE DETACHED
UNLESS THE APPLICATION IS SIGNED AND EITHER MONEY               Financial Professional________________________________________
 IS COLLECTED OR AN APPROVED PAYMENT DEDUCTION
           AUTHORIZATION IS SIGNED.                             Checks  must be drawn to  the  order of Equitable and are received subject to collection.

                                                                                                RECEIPT

                                                                --------------------------------------------------------------------


                                                                --------------------------------------------------------------------
                                                                ALL  PREMIUM  CHECKS MUST BE MADE PAYABLE  TO THE  COMPANY.  DO NOT
                                                                MAKE  CHECK  PAYABLE  TO  THE  FINANCIAL  PROFESSIONAL  OR  LEAVE
                                                                THE PAYEE BLANK.
                                                                --------------------------------------------------------------------

EV5-300 (3/02)                                                                                                                    11
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